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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 23, 2003

                                   LEXENT INC.
               (Exact Name of Registrant as Specified in Charter)

   Delaware                         000-31105                     13-3990223
(State Or Other                    (Commission                  (IRS Employer
Jurisdiction Of                    File Number)              Identification No.)
Incorporation)


                              Three New York Plaza
                            New York, New York 10004
                            -------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (212) 981-0700


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Item 5. Other Events and Regulation FD Disclosure.

Lexent Inc. (the "Company") announced, that on April 22, 2003, it received a Nasdaq Staff Determination letter stating that the Company's common stock is subject to delisting from the Nasdaq National Market for failing to meet the independent director and audit committee requirements for continued listing on the Nasdaq Stock Market as required by Marketplace Rules 4350(c) and 4350(d)(2). A copy of the press release making this announcement is attached as Exhibit 99.1 and is furnished as part of this Current Report on Form 8-K as described in Item 9 below.

The Company intends to appeal the decision and the Company's common stock will continue to trade on the Nasdaq National Market until resolution of such appeal. However, there can be no assurance that the Nasdaq Listing Qualifications Panel will grant the Company's request for continued listing on the Nasdaq National Market. In the event the Company's common stock is delisted from the Nasdaq Stock Market, the stock would then trade on the Nasdaq's OTC Bulletin Board. The delisting of the Company's common stock from the Nasdaq National Market could result in a reduction in the market price and the liquidity of the Company's common stock.

Item 7. Financial Statements and Exhibits.

      (c) Exhibits

As described in Item 9 of this Report, the following Exhibit is furnished as part of this Current Report on Form 8-K:

      Exhibit 99.1 - Press release dated April 23, 2003

Item 9. Regulation FD Disclosure.

On April 23, 2003, the Company issued a press release regarding results for the three months ended March 31, 2003. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K and the press release attached hereto are being furnished by the Company pursuant to Item 12 of Form 8-K, insofar as they disclose historical information regarding the Company's results of operations for the three months ended March 31, 2003.

In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       LEXENT INC.

                                         By: /s/ Kevin O'Kane
                                             ------------------
                                          Kevin O'Kane
                                          Chief Executive Officer

Date: April 24, 2003


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